Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

(11) Income Taxes

The Company is not subject to taxation in its country of incorporation; however, the Company is subject to taxation in certain other jurisdictions due to the nature of the Company’s operations. The Company estimates its tax liability based upon its understanding of the tax laws of the various countries in which it operates. Income tax expense (benefit) for 2017, 2016 and 2015 consisted of the following:

	2017	2016	2015
Current
Bermuda	$—	$—	$—
Foreign	2,142	930	3,648
	2,142	930	3,648
Deferred
Bermuda	—	—	—
Foreign	(524)	(4,377)	3,047
	(524)	(4,377)	3,047
	$1,618	$(3,447)	$6,695

The components of income (loss) before income taxes and noncontrolling interest were as follows:

	2017	2016 (1)	2015
Bermuda sources	$—	$—	$—
Foreign sources	22,360	(61,323)	120,679
	$22,360	$(61,323)	$120,679

A reconciliation of the differences between the Bermuda statutory income tax rate and the effective tax rate as provided in the consolidated statements of comprehensive (loss) income is as follows:

	2017		2016 (1)		2015
Bermuda tax rate	$—	0.00%	$—	0.00%	$—	0.00%
Foreign tax rate	1,297	(5.80)%	5,339	8.80%	(4,343)	3.60%
Tax uncertainties	(2,915)	13.04%	(1,892)	(3.18)%	(2,352)	1.95%
	$(1,618)	7.24%	$3,447	5.62%	$(6,695)	5.55%

(1)

Amounts for 2016 have been restated for immaterial corrections of identified errors pertaining to the calculation of gain on sale of containers, net and to properly account for lease concessions (see Note 2 “Immaterial Correction of Errors in Prior Periods”).

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016 are presented below:

	2017	2016
Deferred tax assets
Net operating loss carryforwards	$19,209	$26,605
Other	1,557	1,811
	20,766	28,416
Valuation allowance (net operating loss)	(1,138)	(678)
Deferred tax assets	19,628	27,738
Deferred tax liabilities
Containers, net	23,275	31,778
Other	671	812
Deferred tax liabilities	23,946	32,590
Net deferred tax liabilities	$4,318	$4,852

In assessing the extent to which deferred tax assets are realizable, the Company’s management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company’s management considers the projected future reversal of taxable temporary items for making this assessment. Based upon the projections for the reversal of taxable temporary items over the periods in which the deferred tax assets are deductible, the Company’s management believes it is more likely than not the Company will not realize a portion of the benefits of these deductible differences, thus a valuation allowance has been provided.

The Company has net operating loss carry-forwards of $113,228 that will begin to expire from December 31, 2018 through December 31, 2037 if not utilized. The Company expects to utilize the net operating loss carry-forwards prior to their expiration, net of the valuation allowance.

The accompanying consolidated financial statements do not reflect the income taxes that would be payable to foreign taxing jurisdictions if the earnings of a group of corporations operating in those jurisdictions were to be transferred out of such jurisdictions, because such earnings are intended to be permanently reinvested in those countries. At December 31, 2017, cumulative earnings of approximately $36,527 would be subject to income taxes of approximately $10,958 if such earnings of foreign corporations were transferred out of such jurisdictions in the form of dividends.

The Company’s foreign tax returns, including the United States, State of California, State of New Jersey, State of Texas, Malaysia, Singapore, and United Kingdom, are subject to examination by the various tax authorities. The Company’s foreign tax returns are no longer subject to examinations by taxing authorities for years before 2011, except for its United Kingdom tax returns which are no longer subject to examinations for years before 2011.

The U.S. Tax Cuts and Job Act of 2017 (TCJA) was signed into law on December 22, 2017. The TCJA significantly revised the U.S. federal corporate income tax by, among other things, lowering the corporate income tax rate, implementing a territorial tax system, imposing a repatriation tax on earnings of foreign subsidiaries that are deemed to be repatriated to the United States, imposing limitations on the deduction of interest expense and executive compensation, and the creation of the base erosion anti-abuse tax (BEAT), a new minimum tax.

The most significant effect of TCJA on the Company was the U.S. federal corporate tax rate reduction from 35% to 21%. A change in tax law is accounted for in the period of enactment, which require re-measurement of all our U.S. deferred income tax asset and liabilities during this year-end As the Company is in an overall net deferred tax liability position, the corporate tax rate reduction results in a net tax benefit of $2,653 in 2017, when the deferred tax assets and liabilities are revalued downward. In addition, the Company’s 2017 effective tax rate was favorably affected by 11.9% due to the TCJA.

On the other significant provisions that are not yet effective but may impact the Company’s income taxes in future taxes such as limitation on the deduction of interest expense in excess of 30 percent of adjusted taxable income, limitation of net operating losses generated after fiscal year 2017 to 80 percent of taxable income and an incremental tax on BEAT.

A reconciliation of the beginning and ending unrecognized tax benefit amounts for 2017 and 2016 are as follows:

Balance at December 31, 2015	$12,065
Increases related to prior year tax positions	—
Decreases related to prior year tax positions	(204)
Increases related to current year tax positions	2,378
Lapse of statute of limitations	(908)
Balance at December 31, 2016	13,331
Increases related to prior year tax positions	100
Decreases related to prior year tax positions	(12)
Increases related to current year tax positions	3,642
Lapse of statute of limitations	(911)
Balance at December 31, 2017	$16,150

If the unrecognized tax benefits of $16,150 at December 31, 2017 were recognized, tax benefits in the amount of $16,102 would reduce our annual effective tax rate. The Company believes the total amount of unrecognized tax benefit as of December 31, 2017 will decrease by $1,138 in the next twelve months due to expiration of the statute of limitations, which would reduce our annual effective tax rate.

Interest and penalty expense recorded during 2017, 2016 and 2015 amounted to $181, $281 and $70, respectively. Total accrued interest and penalties as of December 31, 2017 and 2016 were $1,108 and $926, respectively, and were included in non-current income taxes payable.